UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

CAS MEDICAL SYSTEMS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting of CAS MEDICAL SYSTEMS, INC. To Be Held at 11:00 a.m. ET On: June 25, 2014 OMNI New Haven Hotel at Yale, 155 Temple Street, New Haven, CT 06510 COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of these or future proxy materials, you must make a request. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 06/15/14. Please visit www.casmed.com, where the following materials are available for view: Notice of Annual Meeting of Stockholders and Proxy Statement Form of Electronic Proxy Card Annual Report on Form 10-K TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@amstock.com WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date. IN PERSON: You may vote your shares in person by attending the Annual Meeting. For directions to the meeting location call the Secretary of CAS Medical Systems, Inc. at 203-488-6056 TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call. MAIL: You may request a card by following the instructions above. 1. Election of six directors. NOMINEES: Lawrence S. Burstein Thomas M. Patton Gregory P. Rainey James E. Thomas Kathleen A. Tune Kenneth R. Weisshaar 2. Approval of the 2011 Equity Incentive Plan, as amended. 3. Advisory approval of the compensation of our named executive officers. 4. Ratification of appointment of independent accountants for 2014. To transact such other matters as may properly come before the meeting caused by any adjournment or any postponement of the meeting. The Board of Directors recommends a vote IN FAVOR of all nominees and IN FAVOR of Proposals 2, 3, and 4.Please note that you cannot use this notice to vote by mail. ANNUAL MEETING OF STOCKHOLDERS OF CAS MEDICAL SYSTEMS, INC. June 25, 2014 INTERNET -Access "www.voteproxy.com" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE -Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EDT the day before the meeting. MAIL -Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON -You may vote your shares in person by attending the Annual Meeting. GO GREEN -e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access. COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, proxy statement, proxy card and annual report are available at www.casmed.com Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 20630303000000000000 4 062514 FOR AGAINST ABSTAIN 2. Approval of the 2011 Equity Incentive Plan, as amended. FOR AGAINST ABSTAIN 3. Advisory approval of the compensation of our named executive officers. FOR AGAINST ABSTAIN 4. Ratification of appointment of independent accountants for 2014. To transact such other matters as may properly come before the meeting caused by any adjournment or any postponement of the meeting.